                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                January 10, 2005
                                ----------------

                         GENER8XION ENTERTAINMENT, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

             0-15382                                  13-3341562
     (COMMISSION FILE NUMBER)             (I.R.S. EMPLOYER IDENTIFICATION NO.)

                           3400 W. Cahuenga Boulevard
                               Hollywood, CA 90068
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (323) 874-9888
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                             CDMI PRODUCTIONS, INC.
                  1125 NORTH LINDERO CANYON RD., STE. A-8 #209
                           WESTLAKE VILLAGE, CA 91362
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Section 5--Corporate Governance and Management

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

On January 10, 2005, the Company hired Carlos D. DeMattos as the Company's
President and appointed him as a Director. On the same date Tom Newman and Ric
Wake were also appointed Directors.

              Carlos D. De Mattos (age 52) became President and a Director of the Company on January 10, 2005. For the past five years he has been and still remains Chairman of the Board of CDM Interactive, Inc., a venture capital firm focused on the Entertainment Industry. Prior to founding CDM Interactive, Inc.,
Mr. De Mattos was the Founder and Principal of Hollywood Rental Production
Services and Olesen which are the nation's largest independent suppliers of complete "one-stop" services to the entertainment industry. Mr. De Mattos is a co-recipient of two Technical Achievement Awards from the Academy of Motion
Picture Arts and Sciences in March 1983 and March 1985. He is also a co-recipient of a Technical Achievement Award from the Academy of Television
Arts and Sciences in September 1989. In July 1998, he was awarded the Ernst &
Young Entrepreneur of the Year Award for the Greater Los Angeles area. He is a member of the Academy of Motion Picture Arts and Sciences and the American
Society of Cinematographers.

         Tom Newman (age 49) became a director on January 10, 2005. Mr. Newman is the president of Impact Productions, Inc., which he founded in 1982. For the past 22 years he has produced numerous works for stage, television and stage.
During the past three years he has received numerous awards for his corporate, video and nationally broadcasted television commercials.

         Ric Wake (age 38) became a director on January 10, 2005. From 1999 to
2003 he served as Sony Music Entertainment's Staff Producer and Senior Vice
President of A & R. Since that time he has served as president of Wake
Production and Notation Music, which he founded.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL
YEAR

         On January 10, 2005 the Company effected a merger into its wholly-owned
Delaware subsidiary. The effect of the merger was to change the Company's state of incorporation from New York to Delaware and in connection therewith change its name to Gener8xion Entertainment, Inc. The capital structure of the Company remained the same.

         A press release regarding the aforementioned amendment was published on
January 13, 2005 and is incorporated herein by reference.

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Section 9--Financial Statements and Exhibits

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

      1    Press Release of January 13, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         GENER8XION ENTERTAINMENT, INC.
                         ------------------------------
                                  (Registrant)

                                 By: /s/ Matthew Crouch
                                    ---------------------------------
                                 Name:  Matthew Crouch
                                 Title: Chief Executive Officer

Date:  January 13, 2005

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